UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

General Mills, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ATTN: INVESTOR RELATIONS 1 GENERAL MILLS BOULEVARD MINNEAPOLIS, MN 55426	Your Vote Counts! GENERAL MILLS, INC. 2022 Annual Meeting Vote by September 26, 2022 11:59 PM EDT. For shares held in a Plan, vote by September 22, 2022 11:59 PM EDT.

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You invested in GENERAL MILLS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 27, 2022.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 13, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* September 27, 2022 8:30 AM CDT
Virtually at: www.virtualshareholdermeeting.com/GIS2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	R. Kerry Clark	For
1b.	David M. Cordani	For
1c.	C. Kim Goodwin	For
1d.	Jeffrey L. Harmening	For
1e.	Maria G. Henry	For
1f.	Jo Ann Jenkins	For
1g.	Elizabeth C. Lempres	For
1h.	Diane L. Neal	For
1i.	Steve Odland	For
1j.	Maria A. Sastre	For
1k.	Eric D. Sprunk	For
1l.	Jorge A. Uribe	For
2.	Approval of the 2022 Stock Compensation Plan.	For
3.	Advisory Vote on Executive Compensation.	For
4.	Ratify Appointment of the Independent Registered Public Accounting Firm.	For
5.	Shareholder Proposal - Independent Board Chairman.	Against
6.	Shareholder Proposal Regarding a Plastic Packaging Report.	Against

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